ION Earnings Call – Q3 2013 Earnings Call Presentation November 7, 2013

Corporate Participants and Contact Information CONTACT INFORMATION If you have technical problems during the call, please contact DENNARD–LASCAR Associates at 713 529 6600. If you would like to view a replay of today's call, it will be available via webcast in the Investor Relations section of the Company's website at www.iongeo.com for approximately 12 months. BRIAN HANSON President and Chief Executive Officer GREG HEINLEIN Senior Vice President and Chief Financial Officer 2

Forward-Looking Statements The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission. 3

Q3 13 Overview  Revenues down 6%  Significant miss in Q3 multi-client revenues  $182 million in restructuring charges and special items  WesternGeco lawsuit – In October, Judge entered Order: Awarded supplemental damages calculated by combining the jury’s previous reasonable royalty with lost profits damages award – Non-cash impact to Q3 13 of $(72) million or $(0.46) per share – Once judgment entered, ION to appeal to the US Court of Appeals for the Federal Circuit 4

Solutions Segment GeoVentures Multi-client Revenues YTD Q3 13 5 BasinSPAN 2D Marine Programs ResSCAN 3D Land Programs BasinSPAN 2D Land Programs ION NV and DL Revenues 99 8 YTD revenues down 11%. Softening in NV activity/underwriting; delays in DL sales.

6 Solutions Segment Multi-client Data Library -- Positioned for Licensing Rounds Greenland: Kanumas round awards expected soon Ordinary round closed, awards H1 2014 Expected Announced Indonesia: First Round 2013 , 19 blocks, Regular Bids due Jan 2014 Australia: West Australia round: 31 blocks on offer, Bids due Nov 2013 and May 2014 Kenya: First auction delayed to 2014, 5 blocks offshore Tanzania: 4th round open Oct-May 2014, 7 deep water blocks Sri Lanka: 2nd Offshore Round: 13 blocks, Bids extended to Nov 2013, Awards Dec 2013 Brazil: 13th Round: Expected 2015 2nd Pre-salt Round: Expected 2014-15 Trinidad & Tobago: Possible round early 2014 to lease remaining open acreage Gulf of Mexico: Central GoM: H1 2014 Western GoM: H2 2014 Suriname: Round expected H2 2014 Canada – Nova Scotia: Rounds expected in 2014 & 2015 Canada – Labrador: Round expected 2014

Systems Segment Restructured for Profitability – Focus on Seabed  Restructured segment for long- term profitability  Introduced refurbishment programs and reduced cost structure within legacy towed streamer product line  Shifted Marine focus to seabed market – greatest opportunity for ION  Reduced annual operating costs by ~ $12 million  Consistent with ION Strategy 7

Solutions Segment Data Processing 8  Solid revenues driven by strong demand in Europe, the Middle East and Gulf of Mexico and continued demand for WiBandTM  Q3 revenues impacted by ~$7 million due to contract delay  Expanded North America data processing infrastructure to meet growing demand

Seabed JV Update 9  Presently maintaining 30% ownership in OceanGeo seabed JV  Progress in securing backlog; expect to increase ownership  Tendering for >$1B of potential work  Market for seabed seismic continues to develop  Positive customer support

Financial Overview of Special Items Q3 13 10 Of $182M in charges, $16M is cash. Systems operating costs reduced $12M per year. 1. $25M Systems inventory write-downs and severance charges, and $6M partial write-down of a land program 2. $9M write-down of OceanGeo receivables and $2M of Systems severance charges 3. $73M increasing legal reserve on WesternGeco lawsuit 4. $62M valuation allowance on net deferred tax assets 5. $5M conversion payment of preferred stock = Total $182M Q3-13 Special Q3-13 As Reported Items As Adjusted Net Revenues 79,838 79,838 Cost of sales 94,942 (30,541) 1 64,401 Gross profit (15,104) 30,541 15,437 Operating Expenses: Operating Expenses 41,424 (11,373) 2 30,051 Operating Income (56,528) 41,914 (14,614) Interest Expense (net) (4,281) (4,281) Other income (expense) (74,301) 72,940 3 (1,361) Equity Earnings (Losses) (5,192) - (5,192) Earnings (Loss) Before Inc Tax & NCI (140,302) 114,854 (25,448) Income Tax Expense (Benefit) 56,954 (62,106) 4 (5,152) Earnings (Loss) Before NCI (197,256) 176,960 (20,296) Noncontrolling interest 498 498 Net Earnings (Loss) Before Pref Div (196,758) 176,960 (19,798) Preferred Dividend 5,338 (5,000) 5 338 Net Earnings to Common (202,096) 181,960 (20,136) EPS (1.29) 1.16 (0.13)

Financial Overview Q3 13 11 -20% -10% 0% 10% 20% Adjusted Op. Margin % Q3 12 Q3 13 $(0.15) $(0.10) $(0.05) $- $0.05 $0.10 Q3 12 Q3 13 Adjusted Diluted EPS Total revenues down 41% Y/Y • Solutions down 53% • Systems down 16% • Software down 23% Overall adjusted results affected by: • Significant decline in New Venture and Data Library revenues • $7M of awarded, but unrecorded data processing revenues pending final customer signature - 25 50 75 100 125 Q3 12 Q3 13 Software Systems Solutions Revenue $M -10 0 10 20 30 40 50 60 Q3 13 Q3 12 Adjusted EBITDA $M

Solutions Segment Financial Overview – Q3 13 12 - 20 40 60 80 100 Q3 12 Q3 13 Revenue by Type $M Data Processing Data Libraries New Ventures Multi-client Investment Year-to-Date $M 0 20 40 60 80 100 2012 2013 Overall softening in underwriting of new programs. Further delays in licensing rounds impacting data library revenues.  Solutions segment revenues down 53% Y/Y  Q3 data processing revenues impacted by ~$7M due to contract delay  Softening in underwriting of new programs  Investment spend $69M YTD13 compared to $106M YTD12  Estimated full year investment at $100M to $120M -30% -20% -10% 0% 10% 20% Q3 12 Q3 13 Adjusted Op. Margin %

Software Segment Financial Overview – Q3 13 - 2 4 6 8 10 12 14 Q3 12 Q3 13 Services Software Systems 13 Revenue by Type $M 0% 10% 20% 30% 40% 50% 60% 70% 80% Q3 12 Q3 13 Op. Margin %  Software segment revenues down 23% Y/Y  Demand for 4D optimization services continues to grow – record services revenues  Operating margins decreased due to decline in Orca® and Gator ® sales

Systems Segment Financial Overview – Q3 13 - 5 10 15 20 25 30 35 Q3 12 Q3 13 Towed Streamer Equipment OBC Other 14 Revenue by Type $M 0% 5% 10% 15% 20% Q3 12 Q3 13 Adjusted Op. Margin %  Systems segment revenues down 16% Y/Y • Declines in new positioning system sales • Partially offset by increased repair and replacement system sales  Continue to invest in our seabed technology  Expect operating margins to improve with Q3 13 restructurings

INOVA Geophysical Financial Overview – Q3 13 -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% Q3 12 Q3 13* Q3 Op. Margin % 15 - 10 20 30 40 50 Q3 12 Q3 13* Q3 Revenues $M Q3 2013 – In ION Q4 Results • Estimated revenues of $40M, up 60% Y/Y, with break-even operating income, excluding potential restructuring charges • BGP purchases of approx. $28M, or 70% of revenues, including 31k channels of G3i • Increase in rental activities, with further Hawk penetration. Over 100k channels to date into the market ION to share in 49% of INOVA’s results. Q2 2013 – In ION Q3 Results • Revenues of $61M with operating income of $1.6M • Vehicle sales of 26 Vibrator trucks and 15 UniVibs • 32k channels of G3i delivered to BGP, over 100,000 total • Sold 21k channels of Hawk 0 10 20 30 40 50 60 70 Q2 12 Q2 13 Q2 Revenues $M -10% -8% -6% -4% -2% 0% 2% 4% Q2 12 Q2 13 Q2 Op. Margin % *Forecasted Q3, excludes possible restructuring charges.

SUMMARIZED CASH FLOW Q3 12 Q3 13 $ Thousands Cash from Operations $ 64,227 $ (6,217) Working Capital (38,371) 40,053 Multi-client Investment (53,019) (35,405) PP&E Capital Expenditures (7,292) (5,411) Free Cash Flow (34,455) (6,980) Other Investing & Financing (1,348) (13,936) Net Cash Flow (35,803) (20,916) Cash & Cash Equivalent (Beginning of Period) 83,282 109,501 Cash & Cash Equivalent (End of Period) $ 47,479 $ 88,585 Financial Overview Cash Flow 16

Financial Overview Balance Sheet as of Sept 30, 2013 0 100 200 300 400 500 600 700 Capital Employed $M Capital Book Value $M Cash Net Fixed Assets Multi-Client Data Library Goodwill & Equity in INOVA * Net Debt = Debt less Cash $243M $89M Other Working Capital 17 $227M $110M Q3 13 Q2 13 Q2 13 Q3 13 0 100 200 300 400 500 600 700 $74M $97M $184M $186M Equity LT Debt Net Debt*

WesternGeco Litigation Update  In October, the Judge entered Order: • Awarded supplemental damages calculated by combining the jury’s previous reasonable royalty with lost profits damages awards per unit • Ruled the infringement involving supplemental units was not willful and WesternGeco not entitled to receive enhanced damages • Possibility of reductions from Polarcus settlement • Once judgment entered, ION to appeal to the US Court of Appeals for the Federal Circuit  Non-cash impact to Q3 13 of $(72)M or $(0.46) per share 18 $M 93 72 13 14 0 50 100 150 200 Interest & Other Reasonable Royalty Supplemental damages Lost Profits 192

19 • Restructured Systems segment to operate more profitably • Sharpened focus on seabed market • Expanding E&P-facing offerings in Software segment with launch of Narwhal • Smartly investing in multi-client business; appropriately positioned for upcoming licensing rounds • Well equipped to enter and grow in 3D marine market through alliance with Polarcus • Data processing business continues to grow • Continue to invest in 3D land ResSCANTM and Microseismic offerings • Great people, great programs and new offerings • Remain convinced evolution to E&P service provider will build more predictable business moving forward Summary

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